UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2023

Ontrak, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31932	88-0464853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Paseo Verde Parkway, Suite 280, Henderson, NV 89052
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (310) 444-4300

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OTRK	The NASDAQ Global Market
9.50% Series A Cumulative Perpetual Preferred Stock, $0.0001 par value	OTRKP	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2023, Terren S. Peizer resigned as a member of the Board of Directors, as Chairman of the Board, as Executive Chairman, and as Chief Executive Officer of Ontrak, Inc. (the “Company”), effective immediately. Mr. Peizer explained that his resignation was for the good of the Company and to minimize any distraction from the important work that the Company does.

Effective March 3, 2023, the Company’s Board of Directors appointed Brandon H. LaVerne, age 51, as Interim Chief Executive Officer of the Company, effective immediately. Mr. LaVerne has served as the Company’s Co-President and Chief Operating Officer since June 27, 2022 and will continue to serve as Chief Operating Officer, but will no longer serve as Co-President. From March 2020 until June 27, 2022, Mr. LaVerne served as the Company’s Chief Financial Officer. Mr. LaVerne’s biographical information is in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2022 (the “2022 Proxy Statement”). Mr. LaVerne was not appointed as the Company’s Interim Chief Executive Officer pursuant to any arrangement or understanding with any other person, and Mr. LaVerne has no family relationships with any current director, director nominee, or executive officer of the Company.

As a result of the changes in Mr. Laverne’s roles with the Company, Mary Louise Osborne will serve as the Company’s President. Ms. Osborne served as the Company’s Co-President and Chief Customer Officer since June 27, 2022 and August 2021, respectively, and will continue to serve as the Company’s Chief Customer Officer. Ms. Osborne’s biographical information is contained in the 2022 Proxy Statement.

Item 8.01 Other Events.

On March 1, 2023, the U.S. Department of Justice (the “DOJ”) announced charges and the SEC filed a civil complaint against Mr. Peizer alleging unlawful insider trading in the Company’s stock. Neither the Company nor any other current or former director or employee of the Company were charged by the DOJ or sued by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ontrak, Inc.

Date: March 3, 2023	By:	/s/ James J. Park
	Name:	James J. Park
	Title:	Chief Financial Officer

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